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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2006
                                                           -------------

                                MOVIE STAR, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

          New York                          1-5893               13-5651322
--------------------------------   ---------------------  ----------------------
 (State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                  File Number)        Identification No.)

            1115 Broadway, New York, New York                      10010
----------------------------------------------------------   -----------------
        (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Credit Agreement
----------------

                  On June 30, 2006, Movie Star, Inc. ("Company") obtained a new line of credit which matures on June 30, 2008 and is subject to annual renewals thereafter. Under the terms of this line of credit, the Company may borrow up to
$30,000,000 in the aggregate, including revolving loans and outstanding letters of credit. Availability under the line of credit is subject to the Company's compliance with agreed upon financial formulas. Direct borrowings under this line bear interest at the prime rate less 0.75% per annum. The line of credit is secured by substantially all of the Company's assets.

Director Compensation
---------------------

                  On June 30, 2006, the Company entered into a letter agreement with two independent directors of the Company who comprise an ad hoc committee recently established by the Board of Directors. Pursuant to the agreement, each committee member will receive a fee of $7,500 per month commencing with the month ended June 30, 2006 for a period of up to four months.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

                  10.19    Accounts Receivable Financing Agreement dated
                           June 30, 2006 between The CIT Group/Commercial
                           Services, Inc. and the Company

                  10.20    Inventory Security Agreement dated June 30, 2006
                           between The CIT Group/Commercial Services, Inc. and
                           the Company

                  10.21    Letter of Credit Agreement dated June 30, 2006
                           between The CIT Group/Commercial Services, Inc. and
                           the Company

                  10.22    Letter Agreement dated June 30, 2006 by and between
                           the Company and each of Joel Simon and Michael
                           Salberg

                                       2

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 5, 2006                     MOVIE STAR, INC.

                                          By:   /s/ Thomas Rende
                                                -------------------------------
                                                Thomas Rende
                                                Chief Financial Officer and
                                                Principal Accounting Officer

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